Exhibit 99.1

ASSIGNMENT FOR THE BENEFIT OF CREDITORS

THIS ASSIGNMENT, made this 4th day of December, 2007, between HemaCare Bioscience, Inc., a Florida corporation, with its principal place of business at 5440 NW 33rd Street, Suite 108, Fort Lauderdale, Florida, 33309, hereinafter "ASSIGNOR," and PHIL VON KAHLE, whose address is Michael Moecker & Associates, Inc., 6861 S.W. 196 Avenue, Suite 201-04, Pembroke Pines, Florida 33332, hereinafter "ASSIGNEE."

WHEREAS, the Assignor has been engaged in the business of providing biotechnology services.

WHEREAS, the ASSIGNOR is indebted to creditors as set forth in Schedule A annexed hereto, is unable to pay its debts as they become due, and is desirous of providing for the payment of its debts, so far as it is possible by an assignment of all of its assets for that purpose.

NOW THEREFORE, the ASSIGNOR, in consideration of the ASSIGNEE's acceptance of this Assignment, and for other good and valuable consideration, hereby grants, assigns, conveys, transfers, and sets over unto the ASSIGNEE, his successors and assigns, all of its assets, except such assets as are exempt by law from levy and sale under an execution including, but not limited to, all real property, fixtures, goods, stock inventory, equipment, furniture, furnishings, accounts receivable, bank deposits, cash, promissory notes, cash value and proceeds of insurance policies, claims and demands belonging to the ASSIGNOR, wherever such assets may be located, hereinafter the "ESTATE," as which assets are, to the best knowledge and belief of the ASSIGNOR, set forth on Schedule B annexed hereto.

The ASSIGNEE shall take possession and administer the ESTATE in accordance with the provisions of Chapter 727, Florida Statutes, and shall liquidate the assets of the ESTATE with reasonable dispatch and convert the ESTATE into money, collect all claims and demands hereby assigned as may be collectible, and pay and discharge all reasonable expenses, costs, and disbursements in connection with the execution and administration of this Assignment from the proceeds of such liquidation and collections.

The ASSIGNEE shall then pay and discharge in full, to the extent that funds are available in the ESTATE after payment of administrative expenses, costs, and disbursements, all of the debts and liabilities now due from the ASSIGNOR, including interest on such debts and liabilities. If funds of the ESTATE shall not be sufficient to pay such debts and liabilities in full, then the ASSIGNEE shall pay from funds of the ESTATE such debts and liabilities, on a pro rata basis and in proportion to their priority as set forth in Florida Statutes § 727.114.

In the event that all debts and liabilities are paid in full, any funds of the ESTATE remaining shall be returned to the ASSIGNOR.

To accomplish the purposes of this Assignment, the ASSIGNOR hereby appoints the ASSIGNEE its true and lawful attorney, irrevocable, with full power and authority to all acts and things which may be necessary to execute the Assignment hereby created; to demand and recover from all persons all assets of the ESTATE; to sue for the recovery of such assets; to execute, acknowledge, and deliver all necessary deeds, instruments, and conveyances; and to appoint one or more attorneys under him to assist him in carrying out his duties hereunder.

The ASSIGNOR hereby authorizes the ASSIGNEE to sign the name of the ASSIGNOR to any check draft, promissory note, or other instrument in writing which is payable to the order of the ASSIGNOR, or to sign the name of the ASSIGNOR to any instrument in writing, whenever it shall be necessary to do so, to carry out the purposes of this Assignment.

The ASSIGNEE hereby accepts the trust created by the Assignment, and agrees with the ASSIGNOR that the ASSIGNEE will faithfully and without delay carry out his duties under this Assignment for the Benefit of Creditors.

Dated this 4th day of December, 2007.

WITNESSES:	ASSIGNOR:
(As to Assignor)	HEMACARE BIOSCIENCE, INC.,
a Florida corporation

/s/ Robert S. Chilton	By:	/s/ Julian Steffenhagen
(Sign)		(Sign) Julian Steffenhagen
Robert S. Chilton		Title: President
(Print)

/s/ Zaira Licona
(Sign)
Zaira Licona
(Print)

ASSIGNEE:

By
(Sign)		Phil von Kahle

(Print)

(Sign)

(Print)

STATE OF	)
) ss:
COUNTY OF	)

The foregoing instrument was acknowledged before me this ____ day of _____, 2007 by Phil von Kahle. He/she is personally known to me or has produced __________________________ as identification.

NOTARY PUBLIC, STATE OF ______________ AT LARGE
Print Name:________________________

My Commission Expires:
Commission No:_____________________